SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 30, 2012 (March 28, 2012)

Neuralstem, Inc.

(Exact name of registrant as specified in Charter)

Delaware	000-1357459	52-2007292
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

9700 Great Seneca Highway, Rockville, Maryland 20850

(Address of Principal Executive Offices)

(301) 366-4841

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 2 40.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On March 29, 2012 Neuralstem, Inc. (the “Company”) issued a press release announcing its financial results for year ended December 31, 2011. The press release is attached as Exhibit 99.01 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

The information set forth above in Item 2.02 of this current report on Form 8-K is incorporated herein by reference in its entirety.

On March 28, 2012 the Company announced that safety results from the first 12 patients in its Phase I clinical trial form amyotrophic lateral sclerosis (ALS or Lou Gehrig’s disease) were reported online in the peer-reviewed publication, STEM CELLS, on March 13, 2012. A copy of the press release is attached as Exhibit 99.02 and is incorporated herein by reference.

The information furnished under Items 2.02 and 7.01, including the accompanying Exhibits 99.01 and 99.02, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed to be incorporated by reference in any subsequent filing by the Company under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as specifically stated in such filing.

Item 9.01	Financial Statement and Exhibits.

Exhibit Number	Description

99.01	Press Release Dated March 30, 2012
99.02	Press Release Dated March 28, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NEURALSTEM, INC

By:	/s/ I. Richard Garr
I. Richard Garr
Chief Executive Officer

Dated: March 30, 2012